Business Combination	6 Months Ended
Jun. 30, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business Combination

Note–3 - Business Combination

On December 29, 2021, Angkasa-X Holdings Corp. purchased 51% equity interest in Mercu Tekun (the “Mercu Tekun Shares”), a company provides turnkey services, provision of design and consultancy services of network topology for satellite transmissions infrastructure and interconnectivity platform and configuration and commissioning services of network equipment and radio transmission platform. The purchase price paid by for the Mercu Tekun Shares consisted of cash. The cash consideration paid was the aggregate amount of $62,241 (the “Acquisition”). The purpose of the Acquisition was to acquire the Mercu Tekun’s market position and expand services offering.

The Acquisition is accounted for under the acquisition method of accounting for business combination, the total purchase price is allocated to tangible assets and intangible assets acquired and liabilities assumed based on their estimated fair values on December 28, 2021 with the excess recorded as goodwill. The carrying amount of accounts receivable approximates fair value due to the short-term nature, all the accounts receivable was expected to be collected after the Acquisition. Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible net assets from purchased of Mercu Tekun’s business and is not deductible for tax purposes.